SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


                                     ------

                                    FORM 8-K

                                 CURRENT REPORT




                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934




Date of report (Date of earliest event reported):    January 21, 2004



                                  Coach, Inc.
                              -----------------
             (Exact name of registrant as specified in its charter)


      Maryland                          1-16153                   52-2242751
   --------------                      ---------                ------------
     (State of                (Commission File Number)          (IRS Employer
   Incorporation)                                            Identification No.)


                    516 West 34th Street, New York, NY 10001
                -------------------------------------------------
               (Address of principal executive offices) (Zip Code)



                                 (212) 594-1850
                           ------------------------
              (Registrant's telephone number, including area code)




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Item 7:  Exhibits.

(c) The following exhibit is being furnished herewith:

99.1              Text of Press Release, dated January 21, 2004




Item 9: Regulation FD Disclosure; Item 12: Results of Operations and Financial Condition.

         On January 21, 2004, Coach, Inc. (the "Company") issued a press release (the "Press Release") in which the Company announced its financial results for its fiscal quarter ended December 27, 2003. All information in the press release is being furnished to the Securities and Exchange Commission and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934.

         This Form 8-K and the Press Release attached hereto as Exhibit 99.1 are being furnished to the Securities and Exchange Commission under Item 9 of Form 8-K in satisfaction of the public disclosure requirements of Regulation FD. This Form 8-K and the Press Release, insofar as they disclose historical information regarding the Company's results of operations or financial condition for the fiscal quarter ended December 27, 2003, are also being furnished to the Securities and Exchange Commission under Item 12 of Form 8-K.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:  January 21, 2004

                                   COACH, INC.

                                   By:    /s/ Carole P. Sadler
                                        ----------------------
                                         Carole P. Sadler
                                         Senior Vice President, General Counsel
                                         and Secretary



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                                  EXHIBIT INDEX

99.1              Text of Press Release, dated January 21, 2004